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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 6, 2001
                               (February 2, 2001)

                       Nucentrix Broadband Networks, Inc.
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             (Exact name of registrant as specified in its charter)

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
Delaware                               0-23694                       73-1435149
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
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
of incorporation)
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200 Chisholm Place, Suite 200, Plano, Texas                            75075
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(Address of principal executive offices)                             (Zip Code)

                                 (972) 423-9494
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

         On February 2, 2001, Nucentrix Broadband Networks, Inc. ("Nucentrix") issued a press release relating to the extension of a technology trial with Cisco Systems, Inc. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         On March 5, 2001, Nucentrix issued a press release which reported the financial results for its year ended December 31, 2000. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)      Exhibits.

           99.1 Press Release dated February 2, 2001 of Nucentrix Broadband Networks, Inc.

           99.2 Press Release dated March 5, 2001 of Nucentrix Broadband Networks, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NUCENTRIX BROADBAND NETWORKS, INC.


Date:  March 6, 2001                     By: /s/ J. David Darnell
                                            ------------------------------------
                                            J. David Darnell
                                            Senior Vice President and Chief
                                              Financial Officer


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                                INDEX TO EXHIBIT

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
 EXHIBIT
 NUMBER          DESCRIPTION
 -------         -----------
 99.1            Press Release dated February 2, 2001 of Nucentrix Broadband Networks, Inc.

 99.2            Press Release dated March 5, 2001 of Nucentrix Broadband Networks, Inc.
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